SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Small Cap Core Fund

Effective on May 31, 2013:

QS Investors, LLC (”QS Investors”) no longer serves as subadvisor to the fund. All references to QS Investors are hereby deleted.

Effective immediately, the following information replaces existing disclosure contained under the ”Management process” sub-section of the ”PRINCIPAL INVESTMENT STRATEGY” sections within the summary section and the ”FUND DETAILS” section of the fund’s prospectus:

Management process. Portfolio management uses an active process that combines financial analysis with an assessment of corporate strategy and management quality. Portfolio management focuses on stocks that they believe are undervalued relative to their intrinsic worth. Portfolio management considers various fundamental factors including, but not limited to, free cash flow yield and return on invested capital in seeking to identify undervalued securities.

Portfolio management generally seeks companies that it believes have high returns on invested capital, strong corporate governance practices and conservative accounting. Portfolio management prefers companies that demonstrate sustainable and growing cash flows. The fund’s portfolio is assembled on a stock-by-stock basis and sector weights are not predetermined by a benchmark.

Portfolio management will normally sell a stock when its price reaches portfolio management’s expectations or portfolio management believes there has been a deterioration in the company’s fundamental value. A stock may also be sold when portfolio management believes that other investments offer better opportunities.

The following information replaces the existing disclosure under the ”MANAGEMENT” section of the summary section of the fund’s prospectus.

MANAGEMENT

Investment Advisor

Deutsche Investment Management Americas Inc.

Portfolio Manager(s)

Joseph Axtell, CFA, Managing Director. Lead Portfolio Manager of the fund. Joined the fund in 2013.

Rafaelina M. Lee, Managing Director. Portfolio Manager of the fund. Joined the fund in 2013.

Michael A. Sesser, CFA, Assistant Vice President. Portfolio Manager of the fund. Joined the fund in 2013.

November 26, 2013
PROSTKR-319

The following information replaces the existing disclosure under the ”MANAGEMENT” sub-section of the ”FUND DETAILS” section of the fund’s prospectus.

MANAGEMENT

Investment Advisor

Deutsche Investment Management Americas Inc.

Joseph Axtell, CFA, Managing Director. Lead Portfolio Manager of the fund. Joined the fund in 2013.

●	Joined Deutsche Asset & Wealth Management in 2001.

●	Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

●	Director, International Research at PCM International (1989-1996).

Rafaelina M. Lee, Managing Director. Portfolio Manager of the fund. Joined the fund in 2013.

●
Joined Deutsche Asset & Wealth Management in 1999 with 15 years of industry experience; previously, she served as a Senior Research Analyst. Prior to joining, she worked as a Latin America Market Strategist at J.P. Morgan Securities. Previously, she was an Equity Strategist at UBS Securities and a Research Analyst in the Portfolio Strategy Group at Goldman Sachs. Her research has been referenced by Harvard University, Duke University, The World Bank, AIMR/CFA publications and in several global finance textbooks.

●	Portfolio Manager for US Small and Mid Cap Equity: New York.

●
BA in Mathematical Statistics from Columbia University; MBA in Finance from Stern School of Business, New York University; Deutsche Bank Ambassador and member of the DB Philanthropy Committee since 2011.

●	Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

●	Analyst at Prudential-Bache Capital Funding in London (1987-1988).

●	Equity analyst in the health care sector at Prudential Equity Management Associates (1985-1987).

●	BS, Carlson School of Management, University of Minnesota.

Michael A. Sesser, CFA, Assistant Vice President. Portfolio Manager of the fund. Joined the fund in 2013.

●	Joined Deutsche Asset &Wealth Asset Management in 2009.

●	Portfolio Manager and Equity Research Analyst: New York.

●	BA in Ethics, Politics & Economics, Yale University; MBA (with distinction), Stephen M. Ross School of Business, University of Michigan; CFA Charterholder. DWS Small Cap Growth Fund

Please Retain This Supplement for Future Reference

November 26, 2013
PROSTKR-319
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